Exhibit 10.20

ASSIGNMENT AND CONSENT

The following shall constitute an assignment and consent to assignment (the “Assignment”) by and among GULFSTREAM AEROSPACE CORPORATION (“GULFSTREAM”), Altria Corporate Services, Inc., (“ASSIGNOR”) and Kraft Foods Aviation, LLC (“ASSIGNEE”).

WHEREAS, ASSIGNOR and GULFSTREAM entered into a Gulfstream G550 Sales Agreement (the “Agreement”), dated December 13, 2004 for the purchase and outfitting of two (2) G550 aircraft, identified in the Agreement as Aircraft #1 and Aircraft #2;

WHEREAS, ASSIGNOR wishes to assign its rights and obligations as to Aircraft #2 under the Agreement, including its rights and obligations under Section 18, Warranty Information of the Gulfstream G550 Product Specification incorporated into the Agreement (as modified by the Agreement) by reference, to ASSIGNEE and ASSIGNEE wishes to accept the delivery of Aircraft #2 and assume ASSIGNOR’s rights and obligations as to Aircraft #2 under the Agreement, including the rights and obligations under Section 18, Warranty Information; and

WHEREAS, GULFSTREAM wishes to give its consent to such assignment.

NOW, THEREFORE, the parties to this Assignment and Consent agree as follows:

1.                                       The rights and obligations as to Aircraft #2 are hereby assigned from ASSIGNOR to ASSIGNEE.

2.                                       GULFSTREAM agrees and consents to this Assignment.

3.                                       The ASSIGNEE agrees to all terms and conditions contained in Section 18, Warranty Information (as modified by the Agreement) and further agrees to perform all obligations of BUYER thereunder.

From the date hereof, ASSIGNOR shall have no further liability under the Agreement as to Aircraft #2 and the ASSIGNEE hereby assumes all of ASSIGNOR’s rights, duties and liabilities as to Aircraft #2 under the Agreement.

This Assignment and Consent may be executed in several counterparts each of which shall be deemed to be an original.

IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Consent to be executed on this 22nd day of December, 2004, by their duly authorized representatives.

GULFSTREAM AEROSPACE CORPORATION	Altria Corporate Services, Inc.
(“GULFSTREAM”)	(“ASSIGNOR”)

BY:	BY:

TITLE:	TITLE:

Kraft Foods Aviation, LLC
(“ASSIGNEE”)

BY:

TITLE:

1